PENSIONS - Assumptions Used (Details)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Weighted average assumptions used in calculating benefit obligation:
Discount rate	4.94%	2.43%
Rate of compensation increase	2.61%	2.70%
Weighted average assumptions used in calculating net periodic benefit cost:
Discount rate	4.93%	2.44%
Expected return on plan assets	1.81%	1.31%
Rate of compensation increase	2.49%	2.75%